UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): May 17, 2010

KeyOn Communications Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33842	74-3130469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11742 Stonegate Circle Omaha, Nebraska	68164
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 998-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 17, 2010, we issued a press release announcing results for the fiscal quarter ended March 31, 2010. A copy of the press release is attached to this report as Exhibit 99.1 and is being furnished pursuant to Item 2.02 of Form 8-K. The information contained in the press release is incorporated herein by reference.

This press release includes disclosure regarding “Adjusted EBITDA” which is a measurement used by KeyOn Communications to monitor business performance and is not recognized under GAAP (generally accepted accounting principles). Accordingly, investors are cautioned in using or relying upon these measures as alternatives to recognized GAAP measures.

“Adjusted EBITDA” is defined as earnings or loss from operations adjusted for depreciation, amortization, goodwill impairment, non-cash stock-based compensation, and broadband stimulus application expenses. Adjusted EBITDA should not be construed as an alternative to operating loss as defined by GAAP.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated May 17, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYON COMMUNICATIONS HOLDINGS, INC.

Dated: May 17, 2010	By:
Name: Jonathan Snyder
Title: Chief Executive Officer